UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 5, 2017

NUTANIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1740 Technology Drive, Suite 150
San Jose, California 95110
(Address of principal executive offices, including zip code)
(408) 216-8360
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.          Regulation FD Disclosure

Beginning August 1, 2017, Nutanix, Inc. (the “Company”) elected to early adopt the new accounting standard for revenue recognition, Accounting Standards Codification Topic 606, Revenue From Contracts With Customers (“ASC 606”). The Company is furnishing this Form 8-K under Regulation FD to present the Company’s previously reported financial information, including as set forth in the Form 8-K filed by the Company with the Securities and Exchange Commission on August 31, 2017, on a basis consistent with ASC 606. Beginning with the quarter ending October 31, 2017, the Company’s financial information will reflect adoption of ASC 606, with prior periods adjusted accordingly.

Revenue from Contracts with Customers

In May 2014, the Financial Accounting Standards Board issued ASC 606, which is a new standard related to revenue recognition. The Company elected to early adopt ASC 606 effective August 1, 2017 using the full retrospective method, which requires the Company to restate the Company’s historical financial information for fiscal years 2017 and 2016 to be consistent with the standard.

The adoption of ASC 606 had a material impact on the Company’s consolidated statements of operations and balance sheets, but had no impact to cash from or used in operating, financing, or investing on the consolidated statements of cash flows. The most significant impact of ASC 606 relates to the timing of revenue recognition for certain software licenses sold with post contract support for which the Company does not have vendor-specific objective evidence of fair value (“VSOE”) under current guidance. Under ASC 606, the requirement to have VSOE for undelivered elements is eliminated and the Company will recognize revenue for such software licenses upon transfer of control to its end-customers.

Financial Information

Refer to Exhibit 99.1 for financial information on a basis consistent with ASC 606 for fiscal years 2017 and 2016.
The Company will host a conference call at 1:00 p.m. Pacific time (4:00 p.m. Eastern time) on September 5, 2017 to discuss ASC 606. To listen to the call via telephone, dial 1-833-227-5841 in the United States or 1-647-689-4068 from outside the United States. The conference ID is 73993615. The call is also being webcast live and will be available on the Company's Investor Relations website at ir.nutanix.com. Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the Company’s Investor Relations website. A telephonic replay will be available for one week following the conference call at 1-800-585-8367 or 1-416-621-4642, conference ID 73993615.
The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Nutanix, Inc.'s Financial Information Restated for the Adoption of New Revenue Recognition Standard

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: September 5, 2017	By:	/s/ Duston M. Williams
Duston M. Williams
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Nutanix, Inc.'s Financial Information Restated for the Adoption of New Revenue Recognition Standard